 LETTER FROM THE PRESIDENT
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1
PROPOSAL 2
PROXY
INVESTMENT ADVISORY AGREEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant X

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Tax Free Fund of Vermont, inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was Paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TAX FREE FUND OF VERMONT, INC.
87 North Main Street
Rutland, Vermont 05701

May 31, 2000

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of Tax Free Fund of Vermont, Inc. ("the Fund") to be held on Tuesday, June 20, 2000 at 10:00 a.m., Eastern Daylight Time, at the Cortina Inn, Route 4, Mendon, Vermont 05701.

       On May 15, 2000 the Fund's adviser, Vermont Fund Advisors, Inc. ("Vermont Fund Advisors") entered into a purchase and sale agreement with Independent Fund Advisors of Vermont, Inc. ("Independent Fund Advisors") to sell and transfer to Independent Fund Advisors all of the assets and other properties of Vermont Fund Advisors necessary to provide investment advisory services to the Fund subject to both the approval of the Board of Directors and shareholders of the Fund and to Independent Fund Advisors meeting all of the regulatory requirements necessary to become the investment adviser to the Fund.

      Independent Fund Advisors was recently formed by a group, including the current portfolio manager for the Fund, for the purpose of succeeding Vermont Fund Advisors as the investment adviser to the Fund. Vermont Fund Advisors, Inc. currently serves as the investment advisor to the Fund. Vermont Fund Advisors, Inc. is owned by John T. Pearson, who is also currently a Director of the Fund. Mr. Pearson has retired and Mr. William Hahn has succeeded Mr. Pearson as the Fund's portfolio manager earlier this year. Mr. Hahn is a founder and an owner of Independent Fund Advisors of Vermont, Inc. Accordingly, Vermont Fund Advisors will no longer serve as the investment advisor to the Fund, but the employees of Vermont Fund Advisors, Inc., including Mr. Hahn, who currently provide investment advisor and other services to the Fund, will continue to do so in their capacity as employees of Independent Fund Advisors of Vermont.

       The Board of Directors has reviewed all aspects of the proposed transaction between Vermont Fund Advisors and Independent Fund Advisors including the appointment of Independent Fund Advisors as the Fund's investment adviser and has approved a series of transactions designed to install Independent Fund Advisors as the Fund's investment adviser. These transactions include appointing Independent Fund Advisors to serve as the investment advisor to the Fund. In addition, since this is the regular annual meeting of the Fund, the Directors are recommending the election of the current portfolio manager as a Director of the Fund, replacing one of the current Directors, as well as the reelection of the two current independent Directors of the Fund.

       The Investment Company Act requires that shareholders approve the proposed advisory agreement. The Bylaws of the Fund require that shareholders elect the Directors of the Fund. Accordingly, you are being asked to vote on these two matters.

       The Board of Directors has given full and careful consideration to each of these matters and, in its judgment, has determined that the proposals are in the best interests of the Fund and its shareholders. The Board of Directors therefore recommends that you vote "FOR" the matters discussed in this proxy statement.

       YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Very truly yours,

/s/ William Hahn President

TAX FREE FUND OF VERMONT, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD June 20, 2000

       NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Tax Free Fund of Vermont, Inc. (the "Fund"), will be held at the Cortina Inn, Route 4, Mendon, Vermont 05701, on Tuesday, June 20, 2000 at 10:00 a.m., Eastern Daylight Time, to consider and vote on the following matters:

  Approval of a new investment advisory agreement for the Fund with Independent Fund Advisors of Vermont, Inc. to become effective on or about July 1, 2000. NO FEE INCREASE IS PROPOSED.

  The election of three Directors of the Fund to serve until the next annual meeting of the Fund.

  To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the the proxies or their substitutes.

       Shareholders of record at the close of business on April 28, 2000 are entitled to notice of and to vote at this meeting and at any adjournment thereof.

By order of the Board of Directors, /s/ Marvin Elliott Marvin Elliott Secretary

May 31, 2000

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY AND RETURNING IT IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

TAX FREE FUND OF VERMONT, INC.

87 NORTH MAIN STREET

RUTLAND, VERMONT 05701

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD June 20, 2000

PROXY STATEMENT

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax Free Fund of Vermont, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at the Cortina Inn, Route 4, Mendon, Vermont 05701 at 10:00 a.m. Eastern Daylight Time on Tuesday, June 20, 2000, and at any adjournment(s) thereof. This proxy statement and form of proxy were first mailed to shareholders on or about May 31, 2000.

       The Board of Directors of the Fund has approved a series of transactions designed to appoint Independent Fund Advisors of Vermont, Inc., to serve as the investment advisor to the Fund. The appointment of a new investment advisor will not result in an increase in advisory fees, nor will it result in a change in the personnel currently responsible for the day-to-day management of the Funds. Therefore, you are being asked to consider the following proposals:

  Approval of a new investment advisory agreement for the Fund with Independent Fund Advisors of Vermont, Inc. to become effective on or about July 1, 2000. NO FEE INCREASE IS PROPOSED.

  The election of three Directors of the Fund to serve until the next annual meeting of the Fund.

  To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the the proxies or their substitutes.

A COPY OF THE FUND’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, IS AVAILABLE AT NO CHARGE BY MAKING A WRITTEN REQUEST DIRECTED TO MS. ADAIR GORHAM, TAX FREE FUND OF VERMONT, Inc., 87 NORTH MAIN STREET, RUTLAND, VERMONT 05701 OR BY CALLING THE FUND TOLL-FREE AT (800) 675-3333 OR IN RUTLAND AT (802) 773-0674.

PROPOSAL 1

NEW ADVISORY AGREEMENT WITH INDEPENDENT FUND ADVISORS OF VERMONT, INC.

Background

      Vermont Fund Advisors, Inc. ("Vermont Fund Advisors")currently serves as the investment advisor to the Fund. Vermont Fund Advisors is owned by John T. Pearson, who is also currently a Director of the Fund. Mr. Pearson retired and Mr. William Hahn succeeded Mr. Pearson as the Fund's portfolio manager earlier this year. Mr. Hahn is a founder and an owner of Independent Fund Advisors of Vermont, Inc. ("Independent Fund Advisors"). Accordingly, Vermont Fund Advisors will no longer serve as the investment advisor to the Fund, but the employees of Vermont Fund Advisors, including Mr. Hahn, who currently provide investment advisory and other services to the Fund, will continue to do so in their capacity as employees of Independent Fund Advisors.

The Present Advisory Agreement

      Vermont Fund Advisors, 87 North Main Street, Rutland, Vermont 05701, currently provides investment advisory services to the Fund. It has entered into a management agreement with the Fund (the "Present Advisory Agreement"). The Present Advisory Agreement requires Vermont Fund Advisors to supervise the general management and investment of the assets of the Fund and to provide the overall investment strategy for the Fund.

      The Present Advisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons, as defined in the Investment Company Act of 1940 as amended, of the Fund (the "Independent Directors") in May 1991, and was last approved by shareholders of the Fund in May 1991 in connection with the inception of operations by the Fund. The agreement became effective in May 1991.

      During the fiscal year ended December 31, 1999, the Fund paid to Vermont Fund Advisors advisory fees of $65,663.

The New Advisory Agreement

      Under the succession plan approved by the Directors of the Fund, the Fund will enter into a new investment advisory agreement (the "New Advisory Agreement") with Independent Fund Advisors. The New Advisory Agreement appoints Independent Fund Advisors to manage the investments of the assets of the Fund, subject to the control and direction of the Fund's Board of Directors. Independent Fund Advisors will utilize its own personnel to perform its obligations under the New Advisory Agreement and will not enter into any sub-advisory agreements.

      Independent Fund Advisors will receive from the Fund a fee at an annual rate of 0.70% of the average daily net assets of the Fund up to $10 million and 0.60% of such assets over $10 million. These are the same fees that Vermont Fund Advisors currently receives from the Fund under the Present Advisory Agreement.

      The New Advisory Agreement is identical to the Present Advisory Agreement except for the fact that Independent Fund Advisors replaces Vermont Fund Advisors and the dates of execution and effective dates differ.

      If the New Advisory Agreement is approved by shareholders of the Fund, the New Advisory Agreement will become effective on or about July 1, 2000, subject to the satisfaction of certain regulatory requirements by Independent Fund Advisors of Vermont, Inc., and thereafter, provided that its continuance is specifically approved either (1) by the Board of Directors or (2) by a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund. In either event, the continuance of the New Advisory Agreement must also be approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on the continuance.

      The New Advisory Agreement may be terminated at any time upon 60 days' written notice, without payment of any penalty (1) by the Board of Directors, (2) by a vote of the majority of the outstanding voting securities of the Fund or (3) by Independent Fund Advisors. The New Advisory Agreement will automatically terminate in the event of its assignment.

      The New Advisory Agreement provides that Independent Fund Advisors will not be liable for any act or omission in connection with the services that it provides to a Fund or for any losses that may be sustained in the purchase, holding or sale of any security, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of Independent Fund Advisors. The Present Advisory Agreement contains provisions that are identical to those in the New Advisory Agreement.

      The form of the New Advisory Agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

      If the New Advisory Agreement is not approved by shareholders of the Fund, Vermont Fund Advisors will, at the request of the Fund's Directors, continue to serve as the investment advisor to the Fund, pursuant to the terms of the applicable Present Advisory Agreement, for a limited period of time not to exceed six months from the date of such non-approval during which time the Fund's Directors will review alternatives available to the Fund.

INFORMATION CONCERNING INDEPENDENT FUND ADVISORS OF VERMONT

      Independent Fund Advisors is located at 87 North main Street, Rutland, Vermont 05701, and was incorporated in Vermont on May 1, 2000. It is owned by Mr. William Hahn and Mr. Marvin Elliott.

      The table below gives the name, address and principal occupation of each current director and principal executive officer of Independent Fund Advisors.

      Mr. William Hahn is also nominated herein to become a Director of the Fund.

Name and Address	Position with Independent Fund Advisors Principal Occupation Last Five Years

Marvin B. Elliott 62 Heather Lane Rutland, VT 05701	President Instructor, College of St. Joseph (1996-2000) Executive Vice President, Marble Bank, Rutland, Vermont

William H. Hahn, CPA 24 Shedd Place Wallingford, VT 05773	Treasurer and Secretary Chair, Business Division, College of St. Joseph Rutland, VT. (1993- Present)

      Independent Fund Advisors was incorporated to provide investment advisory services to the Fund and does not have any other business interests.

EVALUATION BY THE BOARD OF DIRECTORS

      At a meeting held on May 17, 2000, the Board of Directors, including all of the Independent Directors, unanimously approved the New Advisory Agreement, subject to the required shareholder approval described in this Proxy Statement.

      In determining to recommend approval of the New Advisory Agreement to shareholders of the Fund, the Independent Directors separately and the entire Board of Directors considered the following information:

1.      information about the proposed operations, staff experience and personnel of Independent Fund Advisors, including information regarding the performance of the Fund which is currently managed by the same personnel to be employed by Independent Fund Advisors to manage the Fund;

2.       information about the background and experience of the investment advisory and administrative personnel and the nature and quality of services expected to be rendered to the Fund by Independent Fund Advisors.

      The Board of Directors further considered that the fees to be paid by the Fund under the New Advisory Agreement will be the same as those under the Present Advisory Agreement, and that the terms of the New Advisory Agreement are identical to the terms of the Present Advisory Agreement.

      In making its determination, the Board considered management's representations that the employees of Vermont Fund Advisors who are currently responsible for the daily management of the Fund will continue to manage the Fund in their capacity as employees of Independent Fund Advisors, thereby providing continuity of management to shareholders of the Fund.

      The Board also considered that the Fund may benefit from additional professional management expertise through the employment of additional personnel by Independent Fund Advisors at no extra cost to the Fund. The Directors determined that the retention of Independent Fund Advisors to provide advisory services to the Fund will not materially affect the level or quality of investment advisory services currently provided to the Funds.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
APPROVE THE NEW ADVISORY AGREEMENT

PROPOSAL 2

ELECTION OF DIRECTORS

      The Fund's articles of association and bylaws provide that the Fund shall have a Board of three Directors. It is intended that the enclosed proxy will be voted for the election of the three nominees for Director listed below, unless such authority is withheld by the proxy.

      Two of the nominees named below are currently Directors of the Fund and have served in that capacity since being appointed initial Directors upon the incorporation of the Fund. William Hahn is nominated for election for the first time. None of the nominees is related to one another, and each has consented to serve as Director if elected. The nominee indicated by an asterisk (*) is an "interested person" of the Fund by virtue of affiliations with the Fund's investment advisor, Vermont Fund Advisors (and if approved by shareholders, Independent Fund Advisors).

     (a)      Except as otherwise noted, each individual has held the office shown for the last five years:

Nominee (Age)	Principal Occupation (a)	Year of Election or Appointment

STEPHEN A. CARBINE 98 Merchants Row Rutland, VT 05701 (58)	Vice President, Kinney, Pike Bell & Conner, Inc. (Insurance Brokers)	1991

WILLIAM H. HAHN, CPA* 87 North Main Street Rutland, VT 05701 (54)	Associate Professor and Chair of the Business Division, College of St. Joseph. Also, Treasurer and Secretary of Independent Fund Advisors of Vermont,Inc. since May 2000	To Be Elected For First Time

WINFRED A. THOMAS 87 North Main Street Rutland, VT 05701 (50)	Vice President, Clinton F. Thomas Agency (Insurance Brokers)	1991

      If elected, each of the Directors will hold office for one year and until any successor is elected and qualified except that (a) any Director may resign and (b) any Director may be removed for cause by vote of the majority of shareholders then entitled to vote at a shareholders meeting called for such purpose. In case a vacancy shall for any reason exist, then the majority of the remaining Directors may elect a Director. A Director so elected to fill a vacancy is elected for the unexpired term of his/her predecessor in office. There will be annual meetings of shareholders for the purpose of electing Directors.

      The Fund's Board, which is currently composed of two non-interested Directors and one interested Director, met six times during the fiscal year ended December 31, 1999 and four times during the fiscal year ended December 31, 1998. It is expected that the nominated Directors will meet at least four times a year at regularly scheduled meetings. If the above nominees are elected, the Fund's Board will consist of two non-interested Directors and one interested Director.

      As a group, the non-interested Directors received $6,000 of fees and expense from the Fund in their capacities as Directors during the fiscal year ended December 31, 1999.

      All Board responsibilities, including the Audit Committee function, are conducted by the full Board.

THE PROXY

      The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. Your proxy, if properly executed, duly returned and not revoked or if properly voted by phone, will be voted according to the instructions on the proxy.

      A properly executed proxy that has no voting instructions with respect to a proposal will be voted for that proposal. In addition, proxies will be voted in the discretion of the proxy holders, in accordance with the recommendation of the Board of Directors, if any, on any matter to come before the meeting that the Fund did not have notice of a reasonable time before the mailing of this Proxy Statement.

      You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

      You can vote your proxy by dating, signing, and mailing back the enclosed proxy.

COST OF SOLICITATION

      The Fund is utilizing its personnel and personnel of Vermont Fund Advisors to solicit proxies for this annual meeting. The Fund, as well as Vermont Fund Advisors as agent for the Fund, are responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $1,000, and will be paid by Vermont Fund Advisors.

      In addition to solicitation through the mails, proxies may be solicited by officers, employees, and agents of the Fund without cost to the Fund. This solicitation may be by telephone, facsimile, or otherwise.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

RECORD DATE

      The Board of Directors has fixed the close of business on April 28, 2000 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting of shareholders or any adjournment thereof.

      As of the record date, there were 851,000 shares of beneficial interest, $.01 par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

QUORUM AND VOTING

      PROPOSALS 1 AND 2. If a quorum (more than 50% of the outstanding shares of the Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with Independent Fund Advisors. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

      If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions on Proposal 1 or Proposal 2 effectively will be a vote against the applicable proposal.

      The Directors of the Fund intend to vote all of their shares in favor of the proposals described in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      On April 28, 2000, Mr. Justin Mueller, Manchester, Vermont owned 8% of the outstanding shares of the Fund.

      No other person owned of record and, according to information available to the Fund, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the record date.

      On April 28, 2000, Winfred Thomas and Steven Carbine, Directors of the Fund, owned shares of the Fund, which represents less than 1% of the outstanding shares of the Fund. No other Director or Executive Officer of the Fund owned beneficially any of the outstanding shares of the Fund on the record date.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENT

      Vermont Fund Advisors provides transfer agency, shareholder servicing, and accounting services to the Fund. The address of Vermont Fund Advisors is 87 North Main Street, Rutland, Vermont 05701.

      During the fiscal year ended December 31, 1999, Vermont Fund Advisors received fees of $7,707 from the Fund for its services as transfer, shareholder servicing, and accounting services agent.

      Effective July 1, 2000, Independent Fund Advisors will provide transfer agent, shareholder servicing, and accounting services to the Fund at the same rate as is currently in effect for Vermont Fund Advisors.

      Vermont Fund Advisors also provides certain administrative services to the Fund. In this capacity, Vermont Fund Advisors supplies executive, administrative, and regulatory services, reviews the tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and Vermont State securities authorities. The Fund pays for independent accounting and legal services and for out-of-pocket expenses for shareholder and regulatory reports and other shareholder services, but does not pay Vermont Fund Advisors any additional fees for these services.

      Effective July 1, 2000, Independent Fund Advisors will provide these same administrative services to the Fund under the same terms and conditions as are currently in effect for Vermont Fund Advisors.

DISTRIBUTION OF SHARES

      The Fund distributes is -own shares directly to the public and does not employ the services of a principal underwriter.

SHAREHOLDER PROPOSALS

      The Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

      The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to in the Proxy Statement or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Directors are aware of any matters that may be presented by others. If any other business properly comes before the meeting, the proxy holders intend to vote on the other business in accordance with their best judgment.

By Order of the Board of Directors, /s/ William Hahn William Hahn, President

Date: May 31, 2000

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Please fold and mail in the enclosed return envelope

PROXY

TAX FREE FUND OF VERMONT, INC.

ANNUAL MEETING OF SHAREHOLDERS

June 20, 2000

      The undersigned shareholder of Tax Free Fund of Vermont, Inc. (the "Fund") hereby nominates, constitutes and appoints Winfred Thomas, Steven Carbine, and William Hahn, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the Cortina Inn, Route 4, Mendon, Vermont 05701, on Tuesday, June 20, 2000 at 10:00 a.m. Eastern Daylight Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as set forth herein:

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

DATED: ___________________, 2000 Signature Signature (if held jointly)
Please date this proxy and sign your name as it appears at left. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.

Please fold and mail in the enclosed return envelope

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND A WRITTEN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "FOR" ON PROPOSALS 1 AND 2.

THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. ON OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.	APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH INDEPENDENT FUND ADVISORS OF VERMONT, INC.	FOR	AGAINST	ABSTAIN

2.	ELECTION OF WINFRED THOMAS, STEPHEN A. CARBINE, AND WILLIAM HAHN AS DIRECTORS OF THE FUND TO SERVE UNTIL THE NEXT ANNUAL MEETING	FOR	AGAINST	ABSTAIN

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

        INVESTMENT ADVISORY AGREEMENT, made this 17th day of May, 2000, by and between TAX FREE FUND OF VERMONT, INC., a corporation organized and existing under the laws of the State of Vermont (hereinafter called the “Fund”), and Independent Fund Advisors of Vermont, Inc., a corporation organized and existing under the laws of the State of Vermont (hereinafter called the “Advisor).

WITNESSETH:

        WHEREAS, the Fund is engaged in the business as an open-end management investment company and is registered as such under the Federal Investment Act of 1940; and

        WHEREAS, the Advisor is engaged in the business of rendering investment supervisory services with respect to municipal securities and is registered as an investment advisor under the Federal Investment Advisers Act of 1940; and

        WHEREAS, the Fund desires to retain the Advisor to render investment supervisory services and provide office space and facilities and corporate administration to the Fund, in the manner and on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

  The advisor shall act as investment advisor and render investment supervisory services to the Fund and shall provide the Fund with office space and facilities and corporate administration, subject to and upon the terms and conditions set forth in this agreement.

  The Advisor shall obtain and evaluate such information relating to the economy, industries, businesses, municipal issuers, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder; shall formulate a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objectives; shall determine the securities to be purchased and sold by the Fund, and the portion of its assets to be held in cash or cash equivalents, in order to carry out such program; and generally shall take such other steps, including the placing of orders for the purchase or sale of securities on behalf of the Fund, as the Advisor may deem necessary or appropriate for the implementation of such program. The Advisor shall also furnish to or place at the disposal of the Fund such other information, reports, evaluations, analyses, and opinions formulated or obtained by the Advisor in the discharge of its duties hereunder as the Fund may, at any time or from time to time, reasonably request or as the Advisor may deem helpful to the Fund. In discharging this responsibility, the Advisor shall adhere specifically to the fundamental investment objectives and to the investment restrictions contained in the Bylaws of the Fund and the Registration Statement dated May 31, 1991 as amended from time to time, which the Fund has filed with the Securities and Exchange Commission. Such Bylaws and Registration Statement are incorporated into this Agreement by reference and are hereby made a part of this Agreement.

    The Advisor Shall:

      Pay or provide for and furnish to the Fund such office space, equipment, facilities, personnel and services (exclusive of and in addition to those provided by any custodian, transfer agent or other institutional agent retained by the Fund) as the Fund may reasonably require in the conduct of business;
      Maintain and preserve on behalf of the Fund, for such periods and in such forms as are prescribed by rules and regulations of the Securities and Exchange Commission (the "Commission"), all of the accounts, books and other documents the Fund is required to maintain and preserve pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder which are not maintained and preserved on the Fund's behalf by any custodian, transfer agent or other institutional agent retained by the Fund;
      Furnish the services and pay or provide for the compensation and expenses of individuals competent (a) to perform for the Fund all executive and administrative functions that are not assigned to any custodian, transfer agent or other institutions agent retained by the Fund, and (b) to supervise and coordinate the activities of such institutional agents and the other agents (e.g., independent accountants and legal counsel) retained by the Fund; and

      Permit officers or employees of the Advisor who are duly elected or appointed as officers, directors or members of any advisory board or committee of the Fund to serve as such without remuneration from or other cost to the Fund.

    The advisor shall pay all sales and promotional expenses incurred in the distribution of shares of the Fund. The expenses to be assumed and paid by the Advisor include the costs of:

      Media and direct mail advertising;
      Printing copies of the Fund's prospectus and shareholder reports which are used in its sales or promotional efforts; it being understood that the Fund will bear printing costs related to copies of its prospectus and reports which are distributed to its shareholders;
      Printing share purchase order forms to accompany the Fund's prospectus, and

      Corresponding and dealing with prospective investors, up to and including receipt of their orders for the purchase of Fund shares.

    The Fund shall bear all expenses of its operation not specifically assumed by the Advisor as hereinabove set forth or as provided elsewhere in this Agreement. The Advisor, in its sole discretion, may at any time or from time to time pay of assume any expense that the Fund would or might otherwise be required to bear. However, the Advisor’s payment or assumption of any such expenses on one or more occasions shall neither relieve the Advisor of any obligation to the Fund pursuant to paragraph 6(b) hereof nor obligate the Advisor to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

  The Advisor may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Advisor or the Fund with such statistical and other factual information, such as advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Advisor may deem necessary, appropriate or convenient for the discharge of Advisor’s overall responsibilities with respect to the other accounts which it serves as investment advisor. The Advisor and any individual performing executive or administrative functions for the Fund whose services were made available to it by the Advisor are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or another broker or dealer would have charged for effecting that transaction, if the Advisor or the individual allocating such brokerage determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the /advisor with respect to the accounts as to which the Advisor exercises investment discretion (as such term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

  All accounts, books and other documents maintained and preserved by the Advisor on behalf of the Fund pursuant to paragraph 3(a)(i) hereof are the property of the Fund and shall be surrendered by the Advisor promptly on request by the Fund. The Fund shall furnish or otherwise make available to the Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

  As full compensation for all services rendered, facilities furnished and expenses paid or assumed hereunder by the Advisor, the fund shall pay the Advisor a fee at the annual rate of seven-tenths of one percent (7/10 of 1%) of the average daily net asset value of the Fund, as determined in accordance with its Bylaws. When and if the Fund’s total net assets exceed $10 million, the investment advisor’s compensation decreases to six-tenths of one percent (6/10 of 1%) of the Fund’s total net assets in access of $10 million. The amounts due the Advisor in payment of such fees shall be accrued daily by the Fund on the basis of the net asset value of the Fund applicable to the close of each business day, and, in the case of any day which is not a business day, the net asset value of the Fund applicable to the close of the last preceding business day; and the total amount thus accrued with respect to each calendar month or portion thereof during which this agreement remains in effect shall become due and payable to the Advisor in the first business day of the next succeeding calendar month. The term “business day” means a day for all or part of which the New York Stock Exchange is open for unrestricted trading.

  The advisor agrees that neither it nor any of its officers or directors shall take any long or short position in the shares of the Fund; but this prohibition shall not prevent the purchase by or for the Advisor or any of its officers or directors of shares of the Fund at the price at which such shares are available to the public at the moment of purchase.

  Nothing herein contained shall be deemed to require the Fund to take any action to its Articles of Association or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the conduct of the Fund.

  The term of this agreement shall begin on July 1, 2000, and, unless sooner terminated as provided in paragraph 10 hereof, this Agreement shall remain in effect through the close of business on June 30, 2002, and thereafter subject to the termination provisions and other terms and conditions hereof; if:

    such continuation shall be specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of each class and series within each class of the Fund, and concurrently with such approval by the Board of Directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party; and (b) the Advisor shall have not notified the Fund, in writing, at lease sixty (60) days prior to April 30 of each year after 1993 that it does not desire such continuation. The Advisor shall furnish to the Fund, promptly upon its request such information in the possession of or readily available to the Advisor as the Directors of the Fund may at any time or from time to time deem reasonably necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

  This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged, without the affirmative vote of a majority of the outstanding voting securities of each class and series within each class of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

  This Agreement may be terminated by either party hereto, without the payment of any penalty, upon sixty (60) days notice in writing to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized by resolution of the Board of Directors or by vote of a majority of the outstanding voting securities of each class and series within each class of the Fund and further provided, that in the case of termination by the Advisor, a majority of the Board of Directors of the Fund who are not also Directors, Officers, or Employees of the Advisor shall have voted to waive the right of the Fund, granted hereby, to require the Advisor to provide six months’ notice of intent to terminate. In the absence of such a vote by the Fund, the Advisor shall be required to give six month’s written notices of intent to terminate.

  Neither the Advisor, any affiliated person of the Advisor, nor any other person performing executive or administrative functions for the fund whose services were made available to the Fund by the Advisor shall be liable to the Fund for any error of judgment or mistake of law or for any loss for any error of judgment or mistake of law or for any loss suffered by the Fund by reason of any action taken or omission to act committed in connection with the matters to which this Agreement relates, except that nothing herein contained shall be construed (i) to protect the Advisor or any affiliated person of the Advisor (whether or not such affiliated person is or was and officer, director, or member of any advisory board of the Fund) against any liability to the Fund or its security holders for any breach of fiduciary duty with respect to the Advisor’s receipt of compensation for services to the Fund, (ii) to protect the Advisor or any affiliated person of the Advisor who is or was an officer, director, or member of the advisory board of the Fund against any liability to the Fund or its security holder for any act or practice (other than the Advisor’s receipt of compensation for services to the Fund) constituting a breach of fiduciary duty involving personal misconduct in respect of the fund, (iii) to protect the Advisor against any liability to the Fund or its security holders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Fund. In the event that any affiliated person of the Advisor shall become a director, officer, or employee of the Fund, then all actions taken or omissions to act made by such person in connection with the discharge of his duties to the Fund shall be deemed to have been taken or made by such person solely in his capacity as director, officer, or employee of the Fund, notwithstanding the fact that the services of such person are being or have been furnished by the Advisor to the Fund as provided in this Agreement or that the compensation and expenses of such person are being or have been paid by the Advisor of any other affiliated person of the Advisor.

  Nothing herein contained shall limit the freedom of the Advisor or any affiliated person of the Advisor to render investment supervisory services and provide corporate administration to other investment companies, to act as investment advisor or investment counselor to other persons, firms, or corporations or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect and until the advisor shall otherwise consent, the Advisor shall be the only investment advisor to the Fund.

  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 shall be resolved by reference to such term or provision of that Act and to interpretations thereof, if any, by the United States courts, or in the absence of any controlling decision of any such court, by rules, regulations, or orders of the commission validly issued pursuant to said Act. Specifically, the terms “vote of a majority of the outstanding voting securities”, “interested person”, “assignment”, and “affiliated person”, as used in paragraphs 9,10,11,12 and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Investment Company Act of 1940, as amended, reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Commission, whether or special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEROF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to by hereunto affixed, as of the day and year first above written.

TAX FREE FUND OF VERMONT, INC.	INDEPENDENT FUND ADVISORS OF VERMONT, INC

By _______________________________	By____________________________
President	President

Attest:_____________________________	Attest:_________________________